UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934



Date of Report (Date of earliest event reported): July 15, 2003
                                                  ---------------


                        SURGE COMPONENTS
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     (Exact name of registrant as specified in its charter)



New York                                        11-2602030
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(State or other jurisdiction    (Commission   (IRS Employer
of incorporation)               File Number)  Identification No.)



95 Jefryn Boulevard,    Deer Park,   NY               11729
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(Address  of  principal  executive  offices)                 (Zip
Code)



Registrant's telephone number, including area code:(631) 595-1818
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(Former name or former address, if changed since last report.)






Item 7.   Financial Statements And Exhibits.

          (c)  Exhibits.

                    Exhibit  99.1   Press Release dated July  15,
                    2003 of Surge Components, Inc.


Item 9.   Regulation FD Disclosure.

     In accordance with SEC Release No. 33-8216 issued March 27, 2003, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosure" and information contained in this report (including the exhibit hereto) shall not be deemed filed under the Securities and Exchange Commission's rules and regulations and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

     On July 15, 2003, Surge Components, Inc. issued a press release announcing its results of operations for its quarter ended May 31, 2003. Attached hereto and incorporated by reference herein as Exhibit 99.1 is a copy of the press release announcing the results of operations for its quarter ended May 31, 2003.




                     SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              SURGE COMPONENTS, INC.



Dated: July 16, 2003          By:/s/Ira Levy
                                 -------------------
                                 Ira Levy, President








                          EXHIBIT INDEX



Exhibit 99.1       Press Release dated July 15, 2003.